[Cole & Reed, P.C. Letterhead]

                                                                    EXHIBIT 23.2

            Consent of Independent Registered Public Accounting Firm

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 12, 2007 for Allison's Gourmet Kitchens, in the Registration Statement on Amendment No. 3 to Form S-1 and related Prospectus of Vaughan Foods, Inc.

                                            /s/ Cole & Reed P.C.

Oklahoma City, Oklahoma
April 3, 2007